UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

HYPERION THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35614	61-1512713
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 200

South San Francisco, California 94080

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 745-7802

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 3, 2013, Hyperion Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “initial Form 8-K”) to report that on May 31, 2013, the Company completed its acquisition of BUPHENYL® (sodium phenylbutyrate) Tablets and Powder, an FDA-approved therapy for treatment of the most prevalent urea cycle disorders, from Ucyclyd Pharma, Inc, a subsidiary of Valeant Pharmaceuticals International, Inc. The Initial Form 8-K omitted the financial statements of the business acquired and the pro forma financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The following financial statements of BUPHENYL Product Line (a component of Ucyclyd Pharma Inc.) are attached hereto as Exhibit 99.1 and incorporated herein by reference:

•	Audited Statements of Assets Acquired as of December 31, 2012 and December 31, 2011;

•

Audited Statements of Revenues and Direct Expenses for the period from December 11, 2012 through December 31, 2012, the period from January 1, 2012 through December 10, 2012, and the year ended December 31, 2011;

•	Unaudited Statement of Assets Acquired as of March 31, 2013; and

•	Unaudited Statements of Revenues and Direct Expenses for the three months ended March 31, 2013 and 2012.

(b)   Unaudited Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 2013; and

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2013 and the year ended December 31, 2012.

(d)    Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1

Audited Statements of Assets Acquired as of December 31, 2012 and December 31, 2011, Audited Statements of Revenues and Direct Expenses for the period from December 11, 2012 through December 31, 2012, the period from January 1, 2012 through December 10, 2012, and the year ended December 31, 2011, Unaudited Statement of Assets Acquired as of March 31, 2013, and Unaudited Statements of Revenues and Direct Expenses for the three months ended March 31, 2013 and 2012.

99.2

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2013 and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2013	Hyperion Therapeutics, Inc.

	By:	/s/ Jeffrey S. Farrow
Jeffrey S. Farrow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of PricewaterhouseCoopers LLP

99.1

Audited Statements of Assets Acquired as of December 31, 2012 and December 31, 2011, Audited Statements of Revenues and Direct Expenses for the period from December 11, 2012 through December 31, 2012, the period from January 1, 2012 through December 10, 2012, and the year ended December 31, 2011, Unaudited Statement of Assets Acquired as of March 31, 2013, and Unaudited Statements of Revenues and Direct Expenses for the three months ended March 31, 2013 and 2012.

99.2

Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 2013 and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2013 and the year ended December 31, 2012.